EXHIBIT INDEX


Exhibit Number                     Exhibit

    4.        (a)   The Variable Rate Indenture dated October 31,
                    1984 between the registrant and The First
                    National Bank of Gainesville, Trustee.
                    (Incorporated by reference to Exhibit 4(a) to the registrant's Amendment No. 1 dated
                    April 24, 1998 to the Registration Statement on Form S-2, Registration No. 333-47515.)

               (b)  Form of Variable Rate Subordinated Debenture.
                    (Incorporated by reference to Exhibit 4(b) to the registrant's Registration Statement on
                    Form S-2, Registration No. 33-25180.)

               (c)  Agreement  of  Resignation,
                    Appointment and Acceptance dated as of May 28, 1993 between the registrant, The First National Bank of Gainesville, and Columbus Bank and Trust Company. (Incorporated herein by reference to Exhibit 4(c) to the registrant's Post Effective Amendment No. 1, dated June 8, 1993, to the Registration Statement on Form S-2, Registration No. 33-49151.)

               (d)  Modification  of  Indenture
                    dated  March 29, 1995.  (Incorporated  herein
                    by   reference  to  Exhibit   4(b)   to   the
                    registrant's  Form 10-K for  the  year  ended
                    December 31, 1994, No. 2-27985.)

    5.      Opinion of Counsel (to be filed by amendment).

   10.         (a)  Credit Agreement dated  May,
                    1993 between the registrant and SouthTrust Bank of Georgia, N.A.. (Incorporated by reference to Exhibit 10(a) to the registrant's Form 10-K for the year ended December 31,1993, No. 2-27985.)

               (b)  Revolving  Credit  Agreement
                    dated October 1, 1985 as amended November 10, 1986; March 1,1988; August 31, 1989 and May
                    1, 1990, among the registrant and the banks named therein, (Incorporated by reference to Exhibit 10 to the registrant's Form SE dated November 9, 1990.)

               (c) Fifth Amendment to Revolving Credit Agreement dated April 23, 1992. (Incorporated by reference to Exhibit 10(c) to the Registrant's Form SE dated November 5, 1992.)

               (d) Sixth Amendment to Revolving Credit Agreement dated July 20, 1992. (Incorporated by reference to Exhibit 10(d) to the Registrant's Form SE dated November 5, 1992.)

               (e)  Seventh Amendment to Revolving
                    Credit   Agreement  dated  June   20,   1994.
                    (Incorporated by reference to Exhibit 10(e) to the registrant's Registration Statement on Form S-2, Registration No. 33-56299.)

               (f)  Merger  of  1st   Franklin
                    Corporation with 1st Franklin Financial Corporation Consent, Waiver and Eighth Amendment to Revolving Credit and Term Loan Agreement. (Incorporated herein by reference to Exhibit 10(f) from Form 10-K for the fiscal year ended December 31, 1994.)

               (g)  Ninth Amendment to Revolving
                    Credit Agreement and Term Loan Agreement dated June 20, 1996. (Incorporated herein by reference to Exhibit 10(g) from Form 10-K for the fiscal year ended December 31, 1996.)

               (h)  Tenth Amendment to Revolving
                    Credit Agreement and Term Loan Agreement dated January 23, 1998. (Incorporated herein by reference to Exhibit 10(h) from the registrant's Form S-2 Registration statement on Form S-2, Registration No. 333-47515.)

               (i)  Eleventh   Amendment   to
                    Revolving Credit Agreement and Term Loan Agreement dated May 27, 1998. (Incorporated herein by reference to Exhibit 10(i) from Form K for the fiscal year ended December 31, 1998.)

               (j)  Twelfth Amendment to Revolving
                    Credit Agreement and Term Loan Agreement dated June 30, 1999. (Incorporated herein by reference to Exhibit 10(j) from the registrant's Form S-2 Registration statement on Form S-2, Registration No. 333-34442

               (k)  Thirteenth  Amendment   to
                    Revolving  Credit  Agreement  and  Term  Loan
                    Agreement dated July 5, 2000.

    11.   Computation of Earnings per Share is self-evident
          from the Consolidated Statement of Income and Retained Earnings in the Registrant's Annual Report to Security Holders for the fiscal year ended December 31, 1999. (Incorporated by reference to exhibit 11 to the registrant's Form 10-K for the year ended December 31, 1999.)

     12.  Computation of Ratio of Earnings to Fixed Charges

     13. (a) Annual Report to the securities holders for the year ended December 31, 1999.

          (b)  Quarterly Report to Investors for  the
               Nine Months Ended September 30, 2000.

     23.  (a)  Consent of Arthur Andersen LLP

          (b)  Consent of Jones, Day, Reavis &  Pogue
               (to be filed by amendment).

     25. Form T-1 as to the eligibility and qualification of Synovus Trust Company, Trustee, under the indenture dated as of October 31, 1984 (modified March 29, 1995) between the registrant and Synovus Trust Company, an affiliate of Columbus Bank and Trust Company.

     25.1-P    A copy of the Charter and/or Articles of
               Incorporation  of  the Trustee.  (Incorporated  by
               reference to Exhibit 25.1 of the registrant's Form
               SE   dated   June  8,  1993,  filed  pursuant   to
               continuing hardship exemption.)

     25.1-1    A copy of the Charter and/or Articles of
               Incorporation of the Synovus Trust Company.
     		   (Incorporated  by reference to Exhibit  25.1-1  of  the
          	   registrant's  Registration  Statement  on   form   S-2,
          	   Registration No. 333-1007 dated February 29, 1996.)

     25.4-P    Copy of the bylaws of Columbus Bank  and
               Trust Company, as now in effect.  (Incorporated by
               reference to Exhibit 25.4 of the registrant's Form
               SE   dated   June  8,  1993,  filed  pursuant   to
               continuing hardship exemption.)

     25.4-1    Copy  of  the bylaws of  Synovus  Trust
               Company,  as  now  in  effect.   (Incorporated  by
               reference  to  Exhibit 25.4-1 of the  registrant's
               Registration  Statement on form S-2,  Registration
               No. 333-1007 dated February 29, 1996.)

     25.6 	Consent of Trustee

     25.7 	Call Report of Trustee's affiliate